                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Dividend Reinvestment Plan....................... 24

VFM SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG.]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG.]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                  [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Apr 1997                                                                   6.0000                             2.5000
                                                                           5.6250                             2.2000
                                                                           6.5000                             2.3000
Jul 1997                                                                   6.0000                             2.2000
                                                                           5.5000                             2.2000
                                                                           6.2500                             2.2000
Oct 1997                                                                   5.7500                             2.1000
                                                                           5.6875                             1.8000
                                                                           6.5000                             1.7000
Jan 1998                                                                   5.5625                             1.6000
                                                                           5.6250                             1.4000
                                                                           6.1250                             1.4000
Apr 1998                                                                   5.6250                             1.4000
                                                                           5.6875                             1.7000
                                                                           6.0000                             1.7000
Jul 1998                                                                   5.5625                             1.7000
                                                                           5.9375                             1.6000
                                                                           5.7500                             1.5000
Oct 1998                                                                   5.2500                             1.5000
                                                                           4.8750                             1.5000
                                                                           4.0000                             1.6000
Jan 1999                                                                   4.8125                             1.7000
                                                                           4.8750                             1.6000
                                                                           5.1250                             1.7000
Apr 1999                                                                   4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VFM)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........      (1.53%)
Six-month total return based on NAV(2)....................       0.96%

 DISTRIBUTION RATES
Distribution rate as a % of closing common stock
price(3)..................................................       5.58%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................       8.72%

 SHARE VALUATIONS
Net asset value...........................................      $16.90
Closing common stock price................................    $17.0000
Six-month high common stock price (01/04/99)..............    $18.0000
Six-month low common stock price (01/28/99)...............    $16.8125
Preferred share rate(5)...................................      3.310%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

 On August 20, 1998, the Trust's Board of Trustees voted to change the Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result, the fiscal year commenced on September 1, 1998 and ended on October 31, 1998. The financial information for the two-month transition period appears in a separate column in this April 30, 1999 semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2929.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen Florida Quality Municipal Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Thomas M. Byron, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about 85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. As a result, we found value in bonds with 15- to 20-year maturities, as the intermediate range of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile.
    Due to increasing financial pressures on the hospital and health-care industry, we reduced the Trust's holdings in this sector. Although many health-care bonds remain attractive, the challenges imposed by managed care and changing Medicare reimbursement policies have led us to look to other sectors in recent months. We sold some of our health-care issues and replaced them with longer-maturity discount bonds.
    Although the values available in the health-care sector were limited, we did find a range of attractive securities in a related industry: long-term care. These long-term health-care and nursing facilities have seen strong growth in Florida, reflecting the needs of the state's aging population. Because of its recent growth and financial strength, the long-term care sector provided quality securities at attractive prices. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of -1.53 percent(1) based on market price. This reflects a decrease in market price from $17.75 per share on October 31, 1998, to $17.00 on April 30, 1999. In addition, the Trust provided a distribution rate of 5.58 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.72 percent(4) on a taxable investment for shareholders in the 36 percent federal income tax bracket. The Trust's monthly dividend of $.0790 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    We will carefully monitor the reaction of the Florida municipal market if the state's intangibles tax is repealed. Phasing out the tax over four years is part of a $1 billion tax cut that has been approved by the state House and Senate, and is in the hands of Governor Bush.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG.]
Thomas M. Byron

Portfolio Manager

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999
Water & Sewer...............  21.0%
Health Care.................  20.9%
General Purpose.............  12.3%
Retail
  Electric/Gas/Telephone....  10.7%
Public Education............   8.2%

      AS OF OCTOBER 31, 1998
Health Care.................  23.1%
Water & Sewer...............  20.3%
General Purpose.............  11.8%
Retail
  Electric/Gas/Telephone....  10.7%
Airport.....................   7.2%

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF APRIL 30, 1999

                                     AAA/aa               AA/Aa                A/A               BBB/Baa              NON-RATED
                                     ------               -----                ---               -------              ---------
                                      79.8%               3.0%                4.7%                10.5%               2.0%

                                  [PIE CHART]
AS OF OCTOBER 31, 1998

                                     AAA/Aaa              AA/Aa                A/A               BBB/Baa              NON-RATED
                                     -------              -----                ---               -------              ---------
                                      80.4%               2.3%                4.8%                10.4%               2.1%

                                  [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

DIVIDEND HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999

                                  [BAR GRAPH]

                                                                             DISTRIBUTIONS PER
                                                                               COMMON SHARE
                                                                             -----------------
Nov 1998                                                                        $ 0.079
Dec 1998                                                                        $ 0.079
Jan 1999                                                                        $ 0.079
Feb 1999                                                                        $ 0.079
Mar 1999                                                                        $ 0.079
Apr 1999                                                                        $ 0.079

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          MUNICIPAL BONDS  103.7%
          FLORIDA  99.3%
$ 1,000   Bay Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/04) (AMBAC
          Insd)................................   6.750%     07/01/12    $  1,150,860
    190   Broward Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser A Rfdg (GNMA
          Collateralized)......................   6.200      04/01/30         201,995
  1,450   Cape Canaveral, FL Hosp Dist Rev Ctfs
          (Prerefunded @ 01/01/01) (AMBAC
          Insd)................................   6.875      01/01/21       1,554,357
  1,500   Cape Canaveral, FL Hosp Dist Rev Ctfs
          Rfdg.................................   5.250      01/01/28       1,435,680
  1,135   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................    *         10/01/13         463,784
  3,205   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................    *         10/01/14       1,221,393
  4,005   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................    *         10/01/15       1,423,377
  4,005   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................    *         10/01/16       1,327,457
  2,000   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................    *         10/01/17         618,220
  1,960   Cape Coral, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (MBIA
          Insd)................................    *         10/01/18         565,029
  1,000   Charlotte Cnty, FL Util Rev
          (Prerefunded @ 10/01/01) (FGIC
          Insd)................................   6.875      10/01/21       1,095,140
    725   Clay Cnty, FL Hsg Fin Auth Rev Single
          Family Mtg (GNMA Collateralized).....   6.500      09/01/21         773,901
    750   Cocoa, FL Wtr & Swr Rev Impt (FGIC
          Insd)................................   5.875      10/01/26         846,135
  1,000   County Wtr Swr Dist Collier Cnty FL
          Wtr Rev Ser B Rfdg (FGIC Insd).......   5.125      07/01/15       1,028,390
    750   Dade Cnty, FL Edl Fac Auth Rev Univ
          of Miami Ser B (MBIA Insd)...........   5.750      04/01/20         801,563
  1,280   Dade Cnty, FL Hlth Fac Auth Hosp Rev
          North Shore Med Cent Proj Rfdg
          (Prerefunded @ 08/15/02) (AMBAC
          Insd)................................   6.000      08/15/10       1,372,211
  4,000   Dade Cnty, FL Hlth Fac Auth Hosp Rev
          South Miami Hosp Proj Ser A
          (Prerefunded @ 10/01/01) (AMBAC
          Insd)................................   6.750      10/01/20       4,365,120

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)

$   130   Dade Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Ser E Rfdg (GNMA
          Collateralized)......................   7.000%     03/01/24    $    135,772
 20,445   Dade Cnty, FL Spl Oblig Cap Apprec
          Bond Ser B Rfdg (Prerefunded @
          10/01/08) (AMBAC Insd)...............    *         10/01/28       3,947,929
 16,125   Dade Cnty, FL Spl Oblig Cap Apprec
          Bond Ser B Rfdg (Prerefunded @
          10/01/08) (AMBAC Insd)...............    *         10/01/29       2,920,882
  1,000   Dade Cnty, FL Wtr & Swr Sys Rev Rfdg
          (FGIC Insd)..........................   5.000      10/01/13       1,015,040
    500   Daytona Beach, FL Wtr & Swr Rev Rfdg
          (AMBAC Insd).........................   5.750      11/15/10         538,860
  2,000   Dunedin, FL Hosp Rev Mease Hlthcare
          (Prerefunded @ 11/15/01) (MBIA
          Insd)................................   6.750      11/15/21       2,189,480
    215   Escambia Cnty, FL Hlth Facs Auth Hlth
          Fac Rev..............................   6.750      10/01/14         231,955
    785   Escambia Cnty, FL Hlth Facs Auth Hlth
          Fac Rev (Prerefunded @ 10/01/03).....   6.750      10/01/14         889,248
  1,000   Escambia Cnty, FL Pollutn Ctl Rev
          Champion Intl Corp Proj..............   6.900      08/01/22       1,105,090
  3,405   Florida Hsg Fin Agy Home Ownership
          Mtg (GNMA Collateralized)............   8.595      11/01/18       3,807,641
  1,410   Florida Hsg Fin Agy Homeowner Mtg Ser
          3....................................   6.350      07/01/28       1,507,544
  1,000   Florida Hsg Fin Agy Hsg Brittany
          Rosemont Ser G1 (AMBAC Insd).........   6.150      07/01/25       1,063,380
  1,000   Florida Hsg Fin Agy Hsg Brittany
          Rosemont Ser G1 (AMBAC Insd).........   6.250      07/01/35       1,066,690
    500   Florida Hsg Fin Agy Hsg Riverfront
          Apts Ser A (AMBAC Insd)..............   6.250      04/01/37         537,050
    900   Florida St Brd Edl Cap Outlay Pub Edl
          Ser C Rfdg (FSA Insd)................   4.500      06/01/22         825,471
  2,250   Florida St Brd Edl Cap Outlay Pub Edl
          Ser A (Prerefunded @ 06/01/01).......   6.750      06/01/21       2,415,060
    975   Florida St Brd Edl Cap Outlay Pub Edl
          Ser A Rfdg...........................   7.250      06/01/23       1,030,595
  1,425   Florida St Brd Edl Cap Outlay Pub Edl
          Ser D Rfdg...........................   4.500      06/01/24       1,296,251

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)

$ 1,650   Florida St Muni Pwr Agy Rev Pwr
          Supply Rfdg (Prerefunded @ 10/01/01)
          (AMBAC Insd).........................   6.250%     10/01/19    $  1,783,270
  1,000   Florida St Tpk Auth Tpk Rev Ser A
          Rfdg (FGIC Insd).....................   5.250      07/01/22       1,012,270
  2,000   Halifax Hosp Med Cent FL Hosp Rev Ser
          A Rfdg (Prerefunded @ 10/01/01) (MBIA
          Insd)................................   7.000      10/01/13       2,194,060
  4,670   Hernando Cnty, FL Sch Brd Ctfs Partn
          (Prerefunded @ 07/01/01) (FSA
          Insd)................................   6.500      07/01/12       5,042,993
  2,910   Hillsborough Cnty, FL Edl Fac Univ
          Tampa Proj Rfdg......................   5.750      04/01/18       3,013,305
  1,000   Hillsborough Cnty, FL Indl Dev Auth
          Pollutn Ctl Rev Tampa Elec Co Proj
          Ser 92 Rfdg..........................   8.000      05/01/22       1,135,540
  2,000   Hollywood, FL Wtr & Swr Rev
          (Prerefunded @ 10/01/01) (FGIC
          Insd)................................   6.875      10/01/21       2,190,280
  3,150   Jacksonville, FL Elec Auth Rev Bulk
          Pwr Supply Scherer (Prerefunded @
          10/01/00)............................   6.750      10/01/16       3,341,299
  3,350   Jacksonville, FL Excise Tax Rev Ser B
          (AMBAC Insd).........................   6.500      10/01/16       3,457,535
  1,665   Jacksonville, FL Gtd Entitlement Rev
          Ser A Rfdg (AMBAC Insd)..............   5.500      10/01/12       1,769,512
  2,000   Jacksonville, FL Hosp Rev Univ Med
          Cent Inc Proj (Connie Lee Insd)......   6.500      02/01/11       2,161,160
  5,000   Kissimmee, FL Util Auth Elec Sys Rev
          Rfdg & Impt (Prerefunded @ 10/01/01)
          (FGIC Insd)..........................   6.500      10/01/17       5,432,550
  2,500   Lakeland, FL Elec & Wtr Rev Ser A
          Rfdg (MBIA Insd) (a).................   5.000      10/01/36       2,423,825
    485   Lee Cnty, FL Hosp Brd Directors Hosp
          Rev Lee Mem Hlth Sys Ser A (MBIA
          Insd)................................   5.875      04/01/24         521,186
  1,260   Lee Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev Multi-Cnty Pgm Ser A
          (GNMA Collateralized)................   7.450      09/01/27       1,420,852
    800   Lee Cnty, FL Indl Dev Auth Hlthcare
          Facs Rev Shell Point Village Proj Ser
          A (a)................................   5.500      11/15/21         792,024
  1,000   Lee Cnty, FL Indl Dev Auth Hlthcare
          Facs Rev Shell Point Village Proj Ser
          A (a)................................   5.500      11/15/29         987,440
  1,740   Leon Cnty FL Sch Dist Rfdg (AMBAC
          Insd) (a)............................   5.000      07/01/07       1,798,012

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)

$ 1,080   Manatee Cnty, FL Rev Rfdg (MBIA Insd)
          (a)..................................   5.000%     04/01/09    $  1,114,873
  1,000   Martin Cnty, FL Indl Dev Auth Indl
          Dev Rev Indiantown Cogeneration Proj
          Ser A Rfdg...........................   7.875      12/15/25       1,068,980
  2,600   Miami Beach, FL Hlth Facs Auth Hosp
          Rev Mount Sinai Med Cent of FL.......   5.375      11/15/28       2,542,696
  6,500   Miami Dade Cnty, FL Spl Oblig Ser B
          (MBIA Insd)..........................    *         10/01/33         997,620
  4,000   Miami, FL Hlth Fac Auth Hlth Fac Rev
          Mercy Hosp Proj (Prerefunded @
          08/01/01) (AMBAC Insd)...............   6.750      08/01/20       4,346,120
  5,000   Miramar, FL Wastewtr Impt Assmt Rev
          (FGIC Insd)..........................   6.750      10/01/25       5,742,300
  5,000   Orange Cnty, FL Hlth Fac Auth Rev
          (Inverse Fltg) (MBIA Insd) (c).......   9.151      10/29/21       5,800,000
  2,000   Orange Cnty, FL Hlth Fac Auth Rev
          Hosp Adventist Hlth/Sunbelt Ser A
          (AMBAC Insd).........................   6.875      11/15/15       2,177,900
  1,000   Orange Cnty, FL Hsg Fin Auth
          Multi-Family Rev Mtg Hands Inc Proj
          Ser A................................   8.000      10/01/25       1,107,580
    775   Orange Cnty, FL Hsg Fin Auth Single
          Family Mtg Rev (GNMA
          Collateralized)......................   6.550      10/01/21         828,057
  7,500   Palm Beach Cnty, FL Arpt Sys Rev Rfdg
          (MBIA Insd)..........................   7.750      10/01/10       8,330,025
    270   Palm Beach Cnty, FL Hsg Fin Auth
          Multi-Family Rev Hsg Chelsea Commons
          Apts Proj (FSA Insd).................   5.900      06/01/29         280,886
    750   Palm Beach Cnty, FL Hsg Fin Auth
          Multi-Family Rev Hsg Windsor Pk Apts
          Proj Ser A...........................   5.850      12/01/33         782,288
  1,500   Pensacola, FL Arpt Rev Ser A Rfdg
          (MBIA Insd)..........................   6.000      10/01/12       1,656,045
  1,565   Pensacola, FL Arpt Rev Ser A Rfdg
          (MBIA Insd)..........................   6.125      10/01/18       1,722,408
  3,250   Polk Cnty, FL Indl Dev Auth Indl Dev
          Rev IMC Fertilizer Inc Ser A.........   7.525      01/01/15       3,435,542
    475   Port Orange, FL Wtr & Swr Rev Rfdg
          (AMBAC Insd).........................   4.900      10/01/11         486,980
    565   Port Orange, FL Wtr & Swr Rev Rfdg
          (AMBAC Insd).........................   5.000      10/01/12         581,588

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)

$   370   Reedy Creek Impt Dist FL Ser A.......   6.000%     06/01/16    $    388,700
  3,130   Reedy Creek Impt Dist FL Ser A
          (Prerefunded @ 06/01/01).............   6.000      06/01/16       3,307,001
  5,000   Reedy Creek, FL Impt Dist FL Util Rev
          (AMBAC Insd).........................   7.250      10/01/08       5,172,500
 14,000   Reedy Creek, FL Impt Dist FL Util Rev
          Ser 1991-1 (Prerefunded @ 10/01/01)
          (MBIA Insd) (b)......................   6.500      10/01/16      15,082,620
  1,000   Saint Lucie Cnty, FL Sales Tax Rev
          (Prerefunded @ 10/01/02) (FGIC
          Insd)................................   6.500      10/01/22       1,109,670
  1,000   Santa Rosa Bay Brdg Auth FL Rev......   6.250      07/01/28       1,098,350
  1,000   Santa Rosa Bay Brdg Auth FL Rev Cap
          Apprec...............................  *           07/01/21         290,770
  1,445   Sarasota Cnty, FL Hlth Fac Auth Rev
          Hlthcare Kobernick/Meadow Pk
          (Prerefunded @ 07/01/02).............  10.000      07/01/22       1,729,159
    750   Winter Haven, FL Util Sys Rev Rfdg &
          Impt (MBIA Insd).....................   4.750      10/01/28         706,388
                                                                         ------------
                                                                          159,132,709
                                                                         ------------
          PUERTO RICO  4.4%
  1,391   Centro de Recaudaciones de Ingresos
          Muni Ctfs Partn PR...................   6.850      10/17/03       1,451,391
  2,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser W........................   5.500      07/01/15       2,147,880
  1,000   Puerto Rico Comwlth Hwy & Tran Auth
          Hwy Rev Ser X Rfdg...................   5.500      07/01/19       1,029,660
  1,000   Puerto Rico Comwlth Hwy & Tran Auth
          Tran Rev Ser A.......................   4.750      07/01/38         953,040
  1,250   Puerto Rico Elec Pwr Auth Pwr Rev Ser
          T (Prerefunded @ 07/01/04)...........   6.375      07/01/24       1,416,175
                                                                         ------------
                                                                            6,998,146
                                                                         ------------

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                 Description               Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS  $103.7%
  (Cost $152,473,382)................................................    $166,130,855
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.7%)........................      (5,936,815)
                                                                         ------------
NET ASSETS  100.0%...................................................    $160,194,040
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio.

AMBAC--AMBAC Indemnity Corporation
Connie Lee--Connie Lee Insurance Company
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                April 30, 1999 and October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                   April 30, 1999    October 31, 1998
-------------------------------------------------------------------------------------
ASSETS:
Total Investments (Cost $152,473,382 and
  $148,380,635, respectively)..................     $166,130,855      $  164,227,881
Receivables:
  Interest.....................................        1,628,444           1,707,252
  Investments Sold.............................           80,038              70,000
Other..........................................            1,606               2,377
                                                    ------------      --------------
      Total Assets.............................      167,840,943         166,007,510
                                                    ------------      --------------
LIABILITIES:
Payables:
  Investments Purchased........................        7,123,898           3,501,095
  Custodian Bank...............................          207,319              69,758
  Investment Advisory Fee......................           92,292              96,536
  Administrative Fee...........................           26,369              27,582
  Affiliates...................................           11,565               7,735
  Income Distributions-Preferred Shares........            9,069              79,153
Trustees' Deferred Compensation and Retirement
  Plans........................................           98,305              90,228
Accrued Expenses...............................           78,086              97,421
                                                    ------------      --------------
      Total Liabilities........................        7,646,903           3,969,508
                                                    ------------      --------------
NET ASSETS.....................................     $160,194,040      $  162,038,002
                                                    ============      ==============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized
  100,000,000 shares, 2,000 issued with
  liquidation preference of $25,000 per
  share--See Note 5)...........................     $ 50,000,000      $   50,000,000
                                                    ------------      --------------
Common Shares ($.01 par value with an unlimited
  number of shares authorized).................           65,194              65,102
Paid in Surplus................................       96,559,267          96,401,752
Net Unrealized Appreciation....................       13,657,473          15,847,246
Accumulated Undistributed Net Investment
  Income.......................................          511,890             410,169
Accumulated Net Realized Loss..................         (599,784)           (686,267)
                                                    ------------      --------------
      Net Assets Applicable to Common Shares...      110,194,040         112,038,002
                                                    ------------      --------------
NET ASSETS.....................................     $160,194,040      $  162,038,002
                                                    ============      ==============
COMMON SHARES OUTSTANDING......................        6,519,397           6,510,151
                                                    ============      ==============
NET ASSET VALUE PER COMMON SHARE...............     $      16.90      $        17.21
                                                    ============      ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                    For the Six Months Ended April 30, 1999
             and the Two Months Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months Ended   Two Months Ended
                                                  April 30, 1999    October 31, 1998
------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.......................................    $ 4,838,000        $ 1,627,830
                                                   -----------        -----------
EXPENSES:
Investment Advisory Fee........................        559,636            189,564
Administrative Fee.............................        159,896             54,161
Preferred Share Maintenance....................         64,373             23,210
Trustees' Fees and Related Expenses............         13,575              1,329
Custody........................................          7,160              1,792
Legal..........................................          7,102              1,591
Other..........................................         72,236             37,516
                                                   -----------        -----------
    Total Expenses.............................        883,978            309,163
                                                   -----------        -----------
NET INVESTMENT INCOME..........................    $ 3,954,022        $ 1,318,667
                                                   ===========        ===========

REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain..............................    $    86,483        $    31,578
                                                   -----------        -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period......................     15,847,246         15,739,869
  End of the Period............................     13,657,473         15,847,246
                                                   -----------        -----------
Net Unrealized Appreciation/Depreciation During
  the Period...................................     (2,189,773)           107,377
                                                   -----------        -----------
NET REALIZED AND UNREALIZED GAIN/LOSS..........    $(2,103,290)       $   138,955
                                                   ===========        ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.....    $ 1,850,732        $ 1,457,622
                                                   ===========        ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Six Months Ended April 30, 1999, The Two Months Ended
        October 31, 1998 and the Year Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                         Six Months Ended   Two Months Ended     Year Ended
                                          April 30, 1999    October 31, 1998   August 31, 1998
----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..................   $  3,954,022       $  1,318,667       $  8,005,419
Net Realized Gain......................         86,483             31,578            471,665
Net Unrealized
  Appreciation/Depreciation During the
  Period...............................     (2,189,773)           107,377          1,875,754
                                          ------------       ------------       ------------
Change in Net Assets from Operations...      1,850,732          1,457,622         10,352,838
                                          ------------       ------------       ------------
Distributions from Net Investment
  Income:
  Common Shares........................     (3,087,415)        (1,028,096)        (6,231,115)
  Preferred Shares.....................       (764,886)          (287,975)        (1,781,206)
                                          ------------       ------------       ------------
Total Distributions....................     (3,852,301)        (1,316,071)        (8,012,321)
                                          ------------       ------------       ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES................     (2,001,569)           141,551          2,340,517
FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through
  Dividend Reinvestment................        157,607             65,436            173,528
                                          ------------       ------------       ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS...............................     (1,843,962)           206,987          2,514,045
NET ASSETS:
Beginning of the Period................    162,038,002        161,831,015        159,316,970
                                          ------------       ------------       ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $511,890 and
  $410,169 and $407,573,
  respectively)........................   $160,194,040       $162,038,002       $161,831,015
                                          ============       ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                         Six Months         Two Months
                                           Ended              Ended          -------------------
                                       April 30, 1999    October 31, 1998      1998       1997
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period (a).........................      $17.210            $17.188        $ 16.828    $16.444
                                           -------            -------        --------    -------
  Net Investment Income..............         .607               .203           1.231      1.251
  Net Realized and Unrealized
    Gain/Loss........................        (.324)              .021            .362       .438
                                           -------            -------        --------    -------
Total from Investment Operations.....         .283               .224           1.593      1.689
                                           -------            -------        --------    -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders......         .474               .158            .959      1.035
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................         .117               .044            .274       .270
  Distributions from and in Excess of
    Net Realized Gain:
    Paid to Common Shareholders......           -0-                -0-             -0-        -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders...................           -0-                -0-             -0-        -0-
                                           -------            -------        --------    -------
Total Distributions..................         .591               .202           1.233      1.305
                                           -------            -------        --------    -------
Net Asset Value, End of the Period...      $16.902            $17.210        $ 17.188    $16.828
                                           =======            =======        ========    =======
Market Price Per Share at End of the
  Period.............................      $17.000            $17.750        $16.9375    $17.375
Total Investment Return at Market
  Price (b)..........................       (1.53%)*            5.76%*          3.13%     10.33%
Total Return at Net Asset Value
  (c)................................          .96%*            1.04%*          8.04%      8.89%
Net Assets at End of the Period (In
  millions)..........................       $160.2             $162.0          $161.8     $159.3
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**...........................        1.60%              1.65%           1.62%      1.64%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (d)..................        5.78%              5.51%           5.63%      5.87%
Portfolio Turnover...................         15%*                 3%*            20%         9%
 * Non-Annualized
** Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares............................        1.11%              1.14%           1.12%      1.12%

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                               September 27, 1991
                                                 (Commencement
      Year Ended August 31,                      of Investment
      -------------------------------------      Operations) to
       1996      1995      1994      1993       August 31, 1992
-----------------------------------------------------------------
      $16.621   $16.282   $17.392   $16.013         $14.786
      -------   -------   -------   -------         -------
        1.232     1.266     1.275     1.346           1.049
        (.081)     .497    (1.100)    1.309           1.116
      -------   -------   -------   -------         -------
        1.151     1.763      .175     2.655           2.165
      -------   -------   -------   -------         -------
        1.050     1.050     1.050     1.007            .743
         .278      .293      .202      .185            .195
          -0-      .068      .029      .068             -0-
          -0-      .013      .004      .016             -0-
      -------   -------   -------   -------         -------
        1.328     1.424     1.285     1.276            .938
      -------   -------   -------   -------         -------
      $16.444   $16.621   $16.282   $17.392         $16.013
      =======   =======   =======   =======         =======
      $16.750   $15.625   $15.625   $17.125         $15.625
       14.18%     7.58%    (2.62%)   17.05%          9.33%*
        5.30%     9.47%     (.23%)   15.91%         11.96%*
      $ 156.3   $ 157.2   $ 155.0   $ 161.9         $ 152.9
        1.67%     1.72%     1.66%     1.63%           1.60%
        5.70%     6.06%     6.33%     7.04%           6.24%
           8%       17%       19%       13%             37%*
        1.14%     1.16%     1.14%     1.11%           1.12%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991. The Trust changed its fiscal year-end from August 31 to October 31. As mentioned in your last report, due to the relatively short span of time between the August 31, 1998 report and the October 31, 1998 report, the October 31, 1998 report was not distributed but rather the October data is included as part of this April 30, 1999 semi-annual report.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $686,267 which will expire between October 31, 2002 and October 31, 2003.
    At April 30, 1999, for federal income tax purposes the cost of long-term investments is $152,473,382, the aggregate gross unrealized appreciation is $13,751,406 and the aggregate gross unrealized depreciation is $93,933, resulting in net unrealized appreciation on long-term investments of $13,657,473.
    At October 31, 1998, for federal income tax purposes, the cost of long-term investments is $148,380,635, the aggregate gross unrealized appreciation is $15,883,589 and the aggregate gross unrealized depreciation is $36,343, resulting in net unrealized appreciation on long-term investments of $15,847,246.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition,

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.
    For the six months ended April 30, 1999 and the two months ended October 31, 1998, the Trust recognized expenses of approximately $2,100 and $500, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.
    For the six months ended April 30, 1999 and the two months ended October 31, 1998, the Trust recognized expenses of approximately $29,700 and $11,600, respectively, representing Van Kampen's cost of providing accounting and legal services to the Trust.
    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is $2,500.

3. CAPITAL TRANSACTIONS
At April 30, 1999, October 31, 1998 and August 31, 1998, common share paid in surplus aggregated $96,559,267, $96,401,752 and $96,336,354, respectively.
    Transactions in common shares were as follows:

                      SIX MONTHS ENDED    TWO MONTHS ENDED      YEAR ENDED
                       APRIL 30, 1999     OCTOBER 31, 1998    AUGUST 31, 1998
-----------------------------------------------------------------------------
Beginning Shares.....    6,510,151        6,506,359           6,496,170
Shares Issued Through
  Dividend
  Reinvestment.......        9,246            3,792              10,189
                         ---------        ---------           ---------
Ending Shares........    6,519,397        6,510,151           6,506,359
                         =========        =========           =========

4. INVESTMENT TRANSACTIONS
For the six months ended April 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $28,392,261 and $24,730,452, respectively. For the two months ended October 31, 1998, the cost of purchases and

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

proceeds from sales of investments, excluding short-term investments, were $5,819,866 and $4,333,801, respectively.

5. PREFERRED SHARES
Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation value for the Trusts was unchanged.
    As of April 30, 1999, the Trust has outstanding 2,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on April 30, 1999 was 3.310%. During the six months ended April 30, 1999, the rates ranged from 3.000% to 3.399%.
    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.
    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value

Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these
funds, ask your financial advisor for
a prospectus, which contains more
complete information, including sales
charges, risks, and expenses. Please
read it carefully before you invest
or send money.

To view a current Van Kampen fund
prospectus or to receive additional
fund information, choose from one of
the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                   VAN KAMPEN FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer
and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* * "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.

                                VAN KAMPEN FUNDS

YOUR NOTES:

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